Note 3 - Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

3.   Discontinued Operations

In conjunction with the Company’s focus on its detection, diagnostic and diabetes management businesses, the Company began to limit the activities of its prior ID Security segment, which included its wholly-owned NationalCreditReport.com subsidiary. In early 2011, the Company ceased acquiring new subscribers for its NationalCreditReport.com business, and in the second quarter of 2011, the Company began actively marketing the business for sale. On July 22, 2011, the Company completed the sale of substantially all of the assets of NationalCreditReport.com for $750,000 in cash. The buyer retained $75,000 from the purchase price pending the final determination of indemnification obligations for a period of eighteen months from the closing date. In October 2012, the Company received $63,000 as full and final settlement of the retained amount.

    In connection with the decision to sell the NationalCreditReport.com business, the carrying value of the subsidiary’s net assets was written down to their estimated fair value, determined based upon the proceeds realized upon the sale in July 2011. As a result, an impairment of the carrying value of goodwill of approximately $555,000 was recognized during the second quarter of 2011 and is included in the loss from discontinued operations in the accompanying consolidated statements of operations for the year ended December 31, 2011.

Historical revenue related to the NationalCreditReport.com business and included in the income (loss) from discontinued operations in the accompanying consolidated statements of operations totaled approximately $988,000 for the year ended December 31, 2011.